                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                         Date of Report: April 9, 1999



                                 Leapnet, Inc.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



             Delaware                     0-20835              36-4079500
  -----------------------------         ------------       -------------------
   (State or Other Jurisdiction         (Commission           (IRS Employer
        of incorporation)               File Number)       Identification No.)


       22 West Hubbard Street, Chicago, Illinois              60610
       -----------------------------------------           ----------
       (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code (312) 494-0300

Item 5.   Other Events.

On April 22, 1999, the Registrant issued the press release attached as Exhibit
99.1 to announce its name change. The information contained in the press release is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.

     (c)  Exhibits

          99.1           Press Release dated April 22, 1999.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LEAPNET, INC.


Dated: April 22, 1999                  By: /s/ Robert C. Bramlette
                                          ---------------------------------
                                           Robert C. Bramlette
                                           Chief Legal Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                   Exhibit
-----------                   -------

99.1                Press Release dated April 22, 1999.